Write-down of Vessels	9 Months Ended
Sep. 30, 2020
Property, Plant and Equipment [Abstract]
Write-down and Sale of Vessels	Write-down of Vesselsa) In March 2020, the carrying values for six of the Partnership's seven wholly-owned multi-gas carriers (the Unikum Spirit, Vision Spirit, Pan Spirit, Cathinka Spirit, Camilla Spirit and Sonoma Spirit), were written down to their estimated fair values, using appraised values, primarily due to the lower near-term outlook for these types of vessels as a result of the economic environment at that time (including the COVID-19 pandemic), as well as the Partnership receiving notification that the Partnership's then-existing commercial management agreement with a third-party commercial manager will dissolve and be replaced by a new commercial management agreement in September 2020. The total impairment charge of $45.0 million is included in write-down of vessels for the nine months ended September 30, 2020 in the Partnership's consolidated statements of income.b) The Partnership recorded a write-down on the Alexander Spirit conventional tanker of $0.8 million for the three and nine months ended September 30, 2019 in the Partnership's consolidated statements of income. On October 16, 2019, the Alexander Spirit conventional tanker was sold for net proceeds of $11.5 million.
Restructuring and Related Activities Disclosure [Text Block]	Restructuring ChargesIn January 2019, the charterer, who was also the owner of the Toledo Spirit conventional tanker, sold the vessel to a third party. As a result of this sale, the Partnership returned the vessel to the owner and incurred seafarer severance payments of $3.0 million for the nine months ended September 30, 2019 which were presented as restructuring charges in the Partnership's consolidated statements of income. As at September 30, 2020 and December 31, 2019, the remaining balance of unpaid restructuring charges of $0.6 million is included in accrued liabilities in the Partnership's consolidated balance sheets.